SCHEDULE A

As of June 1, 2016

Columbia Funds Series Trust

Series	Effective Date
Columbia AMT-Free California Intermediate Muni Bond Fund	September 1, 2015
Columbia AMT-Free Georgia Intermediate Muni Bond Fund	September 1, 2015
Columbia AMT-Free Maryland Intermediate Muni Bond Fund	September 1, 2015
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund	September 1, 2015
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund	September 1, 2015
Columbia AMT-Free Virginia Intermediate Muni Bond Fund	September 1, 2015
Columbia Capital Allocation Moderate Aggressive Portfolio	June 1, 2016
Columbia Capital Allocation Moderate Conservative Portfolio	June 1, 2016
Columbia Convertible Securities Fund	July 1, 2015
Columbia Global Strategic Equity Fund	June 1, 2016
Columbia International Value Fund	July 1, 2015
Columbia Large Cap Enhanced Core Fund	July 1, 2015
Columbia Large Cap Growth Fund II	July 1, 2015
Columbia Large Cap Growth Fund III	July 1, 2015
Columbia Large Cap Growth Fund V	July 1, 2015
Columbia Large Cap Index Fund	July 1, 2015
Columbia Mid Cap Index Fund	July 1, 2015
Columbia Mid Cap Value Fund	July 1, 2015
Columbia Overseas Value Fund	July 1, 2015
Columbia Select International Equity Fund	July 1, 2015
Columbia Select Large Cap Equity Fund	July 1, 2015
Columbia Select Global Growth Fund	July 1, 2015
Columbia Short Term Bond Fund	August 1, 2015
Columbia Short Term Municipal Bond Fund	September 1, 2015
Columbia Small Cap Index Fund	July 1, 2015
Columbia Small Cap Value Fund II	July 1, 2015

Columbia Funds Series Trust II

Series	Effective Date
Active Portfolios Multi-Manager Value Fund	October 1, 2015
Columbia Absolute Return Currency and Income Fund	March 1, 2016
Columbia Asia Pacific ex-Japan Fund	March 1, 2016
Columbia Capital Allocation Aggressive Portfolio	June 1, 2016
Columbia Capital Allocation Conservative Portfolio	June 1, 2016
Columbia Capital Allocation Moderate Portfolio	June 1, 2016
Columbia Income Builder Fund	June 1, 2016
Columbia Commodity Strategy Fund	October 1, 2015
Columbia Disciplined Core Fund	December 1, 2015
Columbia Disciplined Growth Fund	December 1, 2015
Columbia Disciplined Value Fund	December 1, 2015
Columbia Diversified Equity Income Fund	October 1, 2015
Columbia Dividend Opportunity Fund	October 1, 2015
Columbia Emerging Markets Bond Fund	March 1, 2016
Columbia European Equity Fund	March 1, 2016
Columbia Flexible Capital Income Fund	October 1, 2015

Columbia Floating Rate Fund	December 1, 2015
Columbia Global Equity Value Fund	July 1, 2015
Columbia Global Bond Fund	March 1, 2016
Columbia Global Infrastructure Fund	September 1, 2015
Columbia Global Opportunities Fund	December 1, 2015
Columbia High Yield Bond Fund	October 1, 2015
Columbia Income Opportunities Fund	December 1, 2015
Columbia Inflation Protected Securities Fund	December 1, 2015
Columbia Limited Duration Credit Fund	December 1, 2015
Columbia Minnesota Tax-Exempt Fund	December 1, 2015
Columbia Money Market Fund	December 1, 2015
Columbia Mortgage Opportunities Fund	October 1, 2015
Columbia Strategic Municipal Income Fund	December 1, 2016
Columbia Select Global Equity Fund	March 1, 2016
Columbia Select Large-Cap Value Fund	October 1, 2015
Columbia Select Smaller-Cap Value Fund	October 1, 2015
Columbia Seligman Communications and Information Fund	October 1, 2015
Columbia Seligman Global Technology Fund	March 1, 2016
Columbia Short-Term Cash Fund	December 1, 2015
Columbia Small/Mid Cap Value Fund	October 1, 2015
Columbia U.S. Government Mortgage Fund	October 1, 2015

Columbia Funds Variable Series Trust II

Series	Effective Date
Columbia Variable Portfolio – Balanced Fund	May 1, 2016
Columbia Variable Portfolio – Commodity Strategy Fund	May 1, 2016
Columbia Variable Portfolio – Core Equity Fund	May 1, 2016
Columbia Variable Portfolio – Disciplined Core Fund	May 1, 2016
Columbia Variable Portfolio – Dividend Opportunity Fund	May 1, 2016
Columbia Variable Portfolio – Emerging Markets Bond Fund	May 1, 2016
Columbia Variable Portfolio – Emerging Markets Fund	May 1, 2016
Columbia Variable Portfolio – Global Bond Fund	May 1, 2016
Columbia Variable Portfolio – Government Money Market Fund	May 1, 2016
Columbia Variable Portfolio – High Yield Bond Fund	May 1, 2016
Columbia Variable Portfolio – Income Opportunities Fund	May 1, 2016
Columbia Variable Portfolio – Intermediate Bond Fund	May 1, 2016
Columbia Variable Portfolio – Large Cap Growth Fund	May 1, 2016
Columbia Variable Portfolio – Large Cap Index Fund	May 1, 2016
Columbia Variable Portfolio – Limited Duration Credit Fund	May 1, 2016
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund	May 1, 2016
Columbia Variable Portfolio – Mid Cap Growth Fund	May 1, 2016
Columbia Variable Portfolio – Mid Cap Value Fund	May 1, 2016
Columbia Variable Portfolio – Select International Equity Fund	May 1, 2016
Columbia Variable Portfolio – Select Large-Cap Value Fund	May 1, 2016
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	May 1, 2016
Columbia Variable Portfolio – Seligman Global Technology Fund	May 1, 2016
Columbia Variable Portfolio – U.S. Equities Fund	May 1, 2016
Columbia Variable Portfolio – U.S. Government Mortgage Fund	May 1, 2016
Variable Portfolio – Aggressive Portfolio	May 1, 2016
Variable Portfolio – American Century Diversified Bond Fund	May 1, 2016
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	May 1, 2016

Variable Portfolio – CenterSquare Real Estate Fund	May 1, 2016
Variable Portfolio – Columbia Wanger International Equities Fund	May 1, 2016
Variable Portfolio – Conservative Portfolio	May 1, 2016
Variable Portfolio – DFA International Value Fund	May 1, 2016
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	May 1, 2016
Variable Portfolio – J.P. Morgan Core Bond Fund	May 1, 2016
Variable Portfolio – Jennison Mid Cap Growth Fund	May 1, 2016
Variable Portfolio – Loomis Sayles Growth Fund	May 1, 2016
Variable Portfolio – MFS® Blended Research® Core Equity Fund	May 1, 2016
Variable Portfolio – MFS® Value Fund	May 1, 2016
Variable Portfolio – Moderate Portfolio	May 1, 2016
Variable Portfolio – Moderately Aggressive Portfolio	May 1, 2016
Variable Portfolio – Moderately Conservative Portfolio	May 1, 2016
Variable Portfolio – Morgan Stanley Advantage Fund	May 1, 2016
Variable Portfolio – NFJ Dividend Value Fund	May 1, 2016
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	May 1, 2016
Variable Portfolio – Oppenheimer International Growth Fund	May 1, 2016
Variable Portfolio – Partners Small Cap Growth Fund	May 1, 2016
Variable Portfolio – Partners Small Cap Value Fund	May 1, 2016
Variable Portfolio – Pyramis International Equity Fund	May 1, 2016
Variable Portfolio – TCW Core Plus Fund	May 1, 2016
Variable Portfolio – Victory Sycamore Established Value Fund	May 1, 2016
Variable Portfolio – Wells Fargo Short Duration Government Fund	May 1, 2016

SCHEDULE B

Fee Schedule

As of June 1, 2016

For the following funds, the asset charge for each calendar day of each year shall be equal to the total of 1/365th (1/366th in each leap year) of the amount computed in accordance with the fee schedule in the table below:

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Active Portfolios Multi-Manager Value Fund Columbia Dividend Opportunity Fund Columbia Diversified Equity Income Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.720% 0.670% 0.620% 0.570% 0.550% 0.530% 0.520%
Columbia Global Equity Value Fund	July 1, 2015
Columbia Variable Portfolio (VP) – Balanced Fund Columbia Variable Portfolio – Dividend Opportunity Fund	May 1, 2016

Columbia Absolute Return Currency and Income Fund	March 1, 2016

$0 - $500

> $500 - $1,000

> $1,000 - $2,000

> $2,000 - $3,000

> $3,000 - $6,000

> $6,000 - $7,500

> $7,500 - $9,000

> $9,000 - $10,000

> $10,000 - $12,000

> $12,000 - $15,000

> $15,000 - $20,000

> $20,000 - $24,000

> $24,000 - $50,000

>$50,000

0.970% 0.965% 0.935% 0.910% 0.875% 0.850% 0.835% 0.830% 0.820% 0.810% 0.800% 0.790% 0.770% 0.750%

Columbia AMT-Free California Intermediate Muni Bond Fund

Columbia AMT-Free Georgia Intermediate Muni Bond Fund

Columbia AMT-Free Maryland Intermediate Muni Bond Fund

Columbia AMT-Free North Carolina Intermediate Muni Bond Fund

Columbia AMT-Free South Carolina Intermediate Muni Bond Fund

Columbia AMT-Free Virginia Intermediate Muni Bond Fund Columbia Minnesota Tax-Exempt Fund

	September 1, 2015 December 1, 2015	$0 - $250 >$250 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.470% 0.465% 0.415% 0.380% 0.350% 0.330% 0.320% 0.310%

Columbia Asia Pacific ex-Japan Fund	March 1, 2016	$0 - $250 >$250 - $500 >$500 - $750 >$750 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.880% 0.855% 0.825% 0.800% 0.770% 0.720% 0.700% 0.680% 0.670% 0.660% 0.650% 0.620%

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Capital Allocation Aggressive Portfolio Columbia Capital Allocation Conservative Portfolio Columbia Capital Allocation Moderate Portfolio Columbia Capital Allocation Moderate Aggressive Portfolio Columbia Capital Allocation Moderate Conservative Portfolio Columbia Global Strategic Equity Fund	June 1, 2016	Category 1 Assets invested in securities other than third-party advised mutual funds, and in the Investment Manager’s proprietary funds that do not pay a management fee (or advisory fee, as applicable) (including exchange-traded funds), derivatives and individual securities	0.57%
		Category 2 Assets invested in non-exchange-traded third-party advised mutual funds	0.12%
		Category 3 Assets invested in funds advised by the Investment Manager (excluding any underlying funds that do not pay a management fee (or advisory fee, as applicable) to the Investment Manager)	0.02%

Columbia Commodity Strategy Fund* Columbia VP – Commodity Strategy Fund*	October 1, 2015 May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.630% 0.580% 0.550% 0.520% 0.500% 0.490%

Columbia Convertible Securities Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500	0.820% 0.770% 0.720% 0.670%

Columbia VP – Core Equity Fund	May 1, 2016	All	0.40%

Columbia Disciplined Core Fund Columbia Disciplined Growth Fund Columbia Disciplined Value Fund	December 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.750% 0.700% 0.650% 0.600% 0.580% 0.560% 0.550%

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Emerging Markets Bond Fund Columbia VP – Emerging Markets Bond Fund	March 1, 2016 May 1, 2016

$0 - $500

>$500 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

0.600% 0.590% 0.575% 0.555% 0.530% 0.505% 0.490% 0.481% 0.469% 0.459% 0.449% 0.433% 0.414% 0.393%

Columbia European Equity Fund Columbia VP – Select International Equity Fund	March 1, 2016 May 1, 2016	$0 - $250 >$250 - $500 >$500 - $750 >$750 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.880% 0.855% 0.825% 0.800% 0.770% 0.720% 0.700% 0.680% 0.670% 0.660% 0.650% 0.620%

Columbia Flexible Capital Income Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000	0.650% 0.630% 0.610% 0.570% 0.540%

Columbia Floating Rate Fund Columbia Income Opportunities Fund	December 1, 2015	$0 - $250 >$250 - $500	0.660% 0.645%
Columbia High Yield Bond Fund	October 1, 2015	>$500 - $750 >$750 - $1,000	0.635% 0.625%
Columbia VP – High Yield Bond Fund Columbia VP – Income Opportunities Fund	May 1, 2016

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

0.610% 0.600% 0.565% 0.540% 0.525% 0.500% 0.485% 0.475% 0.465% 0.440% 0.425% 0.400%

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Global Bond Fund	March 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000	0.650% 0.645% 0.595% 0.590% 0.575%
Columbia VP – Global Bond Fund	May 1, 2016	>$6,000 - $7,500 >$7,500 - $12,000 >$12,000 - $20,000 >$20,000 - $50,000 >$50,000	0.570% 0.560% 0.540% 0.530% 0.520%

Columbia Global Infrastructure Fund	September 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.710% 0.705% 0.650% 0.600% 0.590% 0.540% 0.530%

Columbia Global Opportunities Fund	December 1, 2015	Category 1 Assets invested in underlying funds (including ETFs) that pay a management fee (or advisory fee, as applicable) to the Investment Manager	0.00%

Category 2

Assets invested in securities (other than underlying mutual funds (including ETFs) that pay a management fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay a management fee, derivatives and individual securities.

		$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.720% 0.670% 0.620% 0.570% 0.550% 0.530% 0.520%

Columbia Income Builder Fund	June 1, 2016	All	0.02%

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Inflation Protected Securities Fund	December 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000	0.510% 0.505% 0.475% 0.450% 0.415%
VP - BlackRock Global Inflation-Protected Securities Fund	May 1, 2016	>$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $10,000 >$10,000 - $12,000 >$12,000 - $15,000 >$15,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.390% 0.375% 0.370% 0.360% 0.350% 0.340% 0.330% 0.310% 0.290%

Columbia Limited Duration Credit Fund	December 1, 2015

$0 - $500

>$500 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

0.430% 0.425% 0.415% 0.410% 0.395% 0.380% 0.365% 0.360% 0.350% 0.340% 0.330% 0.320% 0.300% 0.280%

Columbia International Value Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.870% 0.820% 0.770% 0.720% 0.700% 0.680% 0.670%

Columbia Large Cap Enhanced Core Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.750% 0.700% 0.650% 0.600% 0.580% 0.560% 0.550%

Columbia Large Cap Growth Fund II Columbia Large Cap Growth Fund III Columbia Large Cap Growth Fund V	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000	0.770% 0.720% 0.670% 0.620%
Columbia VP – Large Cap Growth Fund VP - MFS® Blended Research® Core Equity Fund	May 1, 2016	>$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.600% 0.580% 0.570%

Columbia Large Cap Index Fund(1) Columbia Mid Cap Index Fund Columbia Small Cap Index Fund(1)	July 1, 2015	ALL	0.20%
Columbia VP – Large Cap Index Fund	May 1, 2016

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Mid Cap Value Fund	July 1, 2015	$0 - $500 >$500 - $1,000	0.820% 0.770%
Columbia Small/Mid Cap Value Fund	October 1, 2015	>$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $12,000 >$12,000	0.720% 0.670% 0.660% 0.650%
Columbia VP – Mid Cap Growth Fund Columbia VP – Mid Cap Value Fund	May 1, 2016

Columbia Money Market Fund	December 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500	0.390% 0.385% 0.363%
Columbia VP – Government Money Market Fund	May 1, 2016

>$1,500 - $2,000

>$2,000 - $2,500

>$2,500 - $3,000

>$3,000 - $5,000

>$5,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000

0.345% 0.328% 0.310% 0.300% 0.280% 0.260% 0.255% 0.230% 0.220% 0.210% 0.200% 0.190% 0.180%

Columbia Mortgage Opportunities Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $10,000 >$10,000 - $12,000 >$12,000	0.650% 0.645% 0.630% 0.620% 0.595% 0.580% 0.565% 0.555% 0.545% 0.535%

Columbia Overseas Value Fund Columbia Select Global Growth Fund Columbia Select International Equity Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000	0.870% 0.820% 0.770% 0.720%
VP - DFA International Value Fund	May 1, 2016	>$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.700% 0.680% 0.670%

Columbia Select Global Equity Fund	March 1, 2016	$0 - $250 $250 - $500 $500 - $750 $750 - $1,000 $1,000 - $1,500 $1,500 - $3,000 $3,000 - $6,000 $6,000 - $12,000 $12,000 - $20,000 $20,000 - $24,000 $24,000 - $50,000 >$50,000	0.880% 0.855% 0.825% 0.800% 0.770% 0.720% 0.700% 0.680% 0.670% 0.660% 0.650% 0.620%

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Select Large Cap Equity Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.770% 0.720% 0.670% 0.620% 0.600% 0.580% 0.570%

Columbia Select Large-Cap Value Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $3,000	0.770% 0.715% 0.615%
Columbia VP – Disciplined Core Fund Columbia VP – Select Large-Cap Value Fund	May 1, 2016	>$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.600% 0.580% 0.570%

Columbia Select Smaller-Cap Value Fund	October 1, 2015	$0 - $500	0.870%
Columbia Small Cap Value Fund II	July 1, 2015	>$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	0.820% 0.770% 0.760% 0.750%
Columbia VP – Select Smaller-Cap Value Fund Columbia VP – U.S. Equities Fund	May 1, 2016

Columbia Seligman Communications and Information Fund	October 1, 2015	$0 - $500 >$500 - $1,000	0.915% 0.910%
Columbia Seligman Global Technology Fund	March 1, 2016	>$1,000 - $3,000 >$3,000 - $4,000 >$4,000 - $6,000 >$6,000 - $12,000 >$12,000	0.905% 0.865% 0.815% 0.765% 0.755%

Columbia Short Term Bond Fund	August 1, 2015	$0 - $500 >$500 - $1,000	0.430% 0.425%
Columbia Short Term Municipal Bond Fund	September 1, 2015	>$1,000 - $2,000 >$2,000 - $3,000	0.415% 0.410%
Columbia VP – U.S. Government Mortgage Fund	May 1, 2016	>$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $10,000 >$10,000 - $12,000 >$12,000 - $15,000 >$15,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.395% 0.380% 0.365% 0.360% 0.350% 0.340% 0.330% 0.320% 0.300% 0.280%

Columbia Short-Term Cash Fund	December 1, 2015	All	0.00%

Columbia Strategic Municipal Income Fund	December 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $10,000 >$10,000 - $12,000 >$12,000 - $15,000 >$15,000 - $24,000 >$24,000 - $50,000 >$50,000	0.480% 0.475% 0.445% 0.420% 0.385% 0.360% 0.350% 0.340% 0.330% 0.320% 0.300% 0.290%

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia U.S. Government Mortgage Fund	October 1, 2015	$0 - $500 >$500 - $1,000	0.500% 0.495%
Columbia VP – Intermediate Bond Fund	May 1, 2016	>$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.480% 0.460% 0.450% 0.430% 0.415% 0.410% 0.390% 0.380% 0.360% 0.340%

Columbia VP – Emerging Markets Fund	May 1, 2016

$0 - $250

>$250 - $500

>$500 - $750

>$750 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $7,500

>$7,500 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

1.180% 1.160% 1.135% 1.115% 1.090% 1.070% 1.060% 1.045% 1.030% 1.020% 1.010% 0.985% 0.970% 0.950%

Columbia VP – Limited Duration Credit Fund	May 1, 2016

$0 - $500

>$500 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

$24,000 - $50,000

>$50,000

0.480% 0.475% 0.465% 0.460% 0.445% 0.430% 0.415% 0.410% 0.400% 0.390% 0.380% 0.370% 0.350% 0.330%

Columbia VP – Managed Volatility Moderate Growth Fund Variable Portfolio – Aggressive Portfolio Variable Portfolio – Conservative Portfolio Variable Portfolio – Moderate Portfolio Variable Portfolio – Moderately Aggressive Portfolio Variable Portfolio – Moderately Conservative Portfolio	May 1, 2016	Category 1 Assets invested in affiliated underlying funds (including ETFs and closed-end funds) that pay a management fee (or advisory fee, as applicable) to the Investment Manager Category 2 Assets invested in securities (other than affiliated underlying funds (including ETFs and closed end funds) that pay a management fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay a management fee, third party funds, derivatives and individual securities	0.02%
		$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.720% 0.670% 0.620% 0.570% 0.550% 0.530% 0.520%

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia VP – Seligman Global Technology Fund	May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $4,000 >$4,000-$12,000 >$12,000	1.030% 1.025% 1.020% 0.980% 0.970% 0.930% 0.920%

VP – American Century Diversified Bond Fund VP - JP Morgan Core Bond Fund VP - TCW Core Plus Fund VP - Wells Fargo Short Duration Government Fund	May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $12,000 >$12,000	0.550% 0.545% 0.510% 0.460% 0.425% 0.415%

VP – CenterSquare Real Estate Fund	May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000	0.750% 0.745% 0.720% 0.670% 0.660%

VP - Columbia Wanger International Equities Fund	May 1, 2016	$0 - $250 >$250 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	1.030% 0.980% 0.925% 0.820% 0.780% 0.770%

VP - Oppenheimer International Growth Fund VP - Pyramis International Equity Fund	May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $12,000 >$12,000	0.930% 0.925% 0.870% 0.770% 0.760% 0.750%

VP - Eaton Vance Floating Rate Income Fund	May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $12,000 >$12,000	0.700% 0.695% 0.640% 0.590% 0.580% 0.570%

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
VP - Jennison Mid Cap Growth Fund	May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $12,000 >$12,000	0.810% 0.805% 0.750% 0.700% 0.690% 0.680%

VP - Loomis Sayles Growth Fund VP – MFS® Value Fund VP – NFJ Dividend Value Fund VP – Nuveen Winslow Large Cap Growth Fund	May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $12,000 >$12,000	0.710% 0.705% 0.650% 0.550% 0.540% 0.530%

VP – Morgan Stanley Advantage Fund	May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $2,000 >$2,000 - $3,000 >$3,000 - $12,000 >$12,000	0.710% 0.705% 0.650% 0.600% 0.550% 0.540% 0.530%

VP – Partners Small Cap Growth Fund	May 1, 2016	$0 - $250 >$250 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	0.980% 0.930% 0.875% 0.870% 0.860% 0.850%

VP – Partners Small Cap Value Fund	May 1, 2016	$0 - $250 >$250 - $500 >$500 - $750 >$750 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	1.050% 1.025% 0.995% 0.970% 0.940% 0.930% 0.920%

VP - Victory Sycamore Established Value Fund	May 1, 2016	$0 - $500 $500 - $1,000 $1,000 - $2,000 $2,000 - $3,000 $3,000 - $6,000 $6,000 - $12,000 >$12,000	0.840% 0.810% 0.780% 0.755% 0.720% 0.690% 0.680%

*	When calculating asset levels for purposes of determining fee breakpoints, asset levels are based on net assets of the Fund, including assets invested in any wholly-owned subsidiary advised by the Investment Manager (“Subsidiaries”). Fees payable by the Fund under this agreement shall be reduced by any management fees paid to the Investment Manager by any Subsidiaries under separate management agreements with the Subsidiaries.
(1)	The Investment Manager has agreed to pay all operating expenses of the Fund with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution (12b-1) and/or shareholder servicing fees, and any extraordinary non-recurring expenses that may arise, including but not limited to, litigation expenses.

The computation shall be made for each calendar day on the basis of net assets as of the close of the preceding day. In the case of the suspension of the computation of net asset value, the fee for each calendar day during such suspension shall be computed as of the close of business on the last full day on which the net assets were computed. Net assets as of the close of a full day shall include all transactions in shares of the Fund recorded on the books of the Fund for that day.

IN WITNESS THEREOF, the parties hereto have executed the foregoing Schedule A and Schedule B as of May 25, 2016.

COLUMBIA FUNDS SERIES TRUST
COLUMBIA FUNDS SERIES TRUST II COLUMBIA FUNDS VARIABLE SERIES TRUST II

By:	/s/ Christopher O. Petersen
Name:	Christopher O. Petersen
Title:	President

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/ Amy K. Johnson
Name:	Amy K. Johnson
Title:	Managing Director and Chief Operating Officer